Exhibit 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Plant Polymer Technologies Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on his knowledge: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ H. M. Busby
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H. M. Busby, Chief Executive Officer

/s/ H. M. Busby
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H. M. Busby, Chief Financial Officer

March 31, 2003